EXHIBIT 4.39

                                 AMENDMENT NO. 4

                                       TO

                               LIQUIDITY AGREEMENT

                          dated as of February 28, 2001

                                      among

                          DOLLAR THRIFTY FUNDING CORP.,
                             an Oklahoma corporation

                         CERTAIN FINANCIAL INSTITUTIONS,
                            as the Liquidity Lenders

                                       and

                  CREDIT SUISSE FIRST BOSTON, NEW YORK BRANCH,
                             as Liquidity Agent and
                   as Series 1998-1 Letter of Credit Provider


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                                 AMENDMENT NO. 4
                             TO LIQUIDITY AGREEMENT


     This Amendment No. 4 to Liquidity Agreement dated as of February 28, 2001 ("Amendment"), among Dollar Thrifty Funding Corp., an Oklahoma corporation ("DTFC"), the undersigned financial institutions (the "Liquidity Lenders"), Credit Suisse First Boston, New York Branch, a Swiss banking corporation, as Liquidity Agent and as Series 1998-1 Letter of Credit Provider ("CSFB") (DTFC, the Liquidity Lenders and CSFB are collectively referred to herein as the "Parties"), The Chase Manhattan Bank, not as a party but as Syndication Agent, and Deutsche Bank AG, New York Branch, not as a party but as Documentation Agent.

                                    RECITALS:

     A. The Parties are parties to that certain Liquidity Agreement dated as of March 4, 1998, among DTFC, the Liquidity Lenders, the Liquidity Agent and The Chase Manhattan Bank, not as a party but as Syndication Agent, as subsequently amended by (i) Amendment No. 1 to Liquidity Agreement dated as of March 4, 1999,
(ii)  Amendment No. 2 to Liquidity  Agreement  dated as of October 20, 1999, and
(iii) Amendment No. 3 to Liquidity Agreement dated as of February 18, 2000 (as amended to the date hereof, the "Liquidity Agreement"); and

     B. Contemporaneously herewith, the Parties are entering into that certain Extension Agreement whereby the Scheduled Liquidity Commitment Termination Date is being extended on February 28, 2001 until February 26, 2002; and

     C. As a result of such extension, the Parties wish to amend the Liquidity Agreement as provided herein.

     NOW THEREFORE, the Parties hereto agree as follows:

     1. Definitions. Capitalized terms used in this Amendment not herein defined shall have the meaning contained in the Liquidity Agreement.

     2.   Amendments.  The Liquidity Agreement is hereby amended as follows:

          (a) By deleting Section 4.5(a) thereof in its entirety and replacing it with the following:

               "SECTION 4.5 Fees. (a) Commitment Fee. DTFC agrees to pay to the Liquidity Agent for the account of each Liquidity Lender an ongoing commitment fee (the "Commitment Fee") equal to 0.25% per annum of the average daily unused portion of each such Liquidity Lender's Liquidity Commitment, such fee to accrue from February 28, 2001 (the "Closing Date") until the Liquidity Commitment Termination Date. The Commitment Fee shall be computed based on the actual number of days elapsed and a 360 day year. The Commitment Fee shall be payable in arrears on the last Business Day of each calendar quarter occurring after the Closing Date and on the Liquidity Commitment Termination Date."

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          (b)  By deleting the  definition of "Fee Letter"  appearing in Annex A to the Liquidity Agreement in its entirety and replacing it with the following:

               "Fee Letter" means that certain fee letter dated February 28, 2001 among DTFC, Credit Suisse First Boston, New York Branch, and The Chase Manhattan Bank, as the same may be amended, restated, replaced or otherwise modified from time to time."

     3. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any of the Parties hereto under the Liquidity Agreement, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Liquidity Agreement, all of which are hereby ratified and affirmed in all respects by each of the Parties hereto and shall continue in full force and effect. This Amendment shall apply and be effective only with respect to the provisions of the Liquidity Agreement specifically referred to herein and any references in the Liquidity Agreement to the provisions of the Liquidity Agreement specifically referred to herein shall be to such provisions as amended by this Amendment.

     4. Applicable Provision. Pursuant to Section 11.1 of the Liquidity Agreement, the Liquidity Agreement may be amended by DTFC, CSFB, as the Series 1998-1 Letter of Credit Provider, and the Majority Banks.

     5. Condition to Effectiveness. The effectiveness of this Amendment shall be conditioned upon the effectiveness of that certain Extension Agreement dated as of the date hereof among DTFC, the financial institutions parties thereto, and CSFB.

     6. Continuing Accuracy of Representations and Warranties. The representations and warranties of DTFC in each of the CP Program Documents to which DTFC is a party are true and correct (in all material respects to the extent such representations and warranties do not incorporate a materiality limitation in their terms) on the date of this Amendment as though made on and as of the date of this Amendment.



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     7.   Waiver of Notice.  Each of the Parties  hereto waives any prior notice and any notice period that may be required by any other agreement or document in connection with the execution of this Amendment.

     8. Binding Effect. This Amendment shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns.

     9. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE PROVISIONS THEREOF REGARDING CONFLICTS OF LAWS), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HERETO SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     10. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.


                         [SIGNATURES ON FOLLOWING PAGES]



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     IN WITNESS  WHEREOF,  the Parties  have caused  this  Amendment  to be duly executed and delivered as of the day and year first above written.

                                                                           DTFC:

                                     DOLLAR THRIFTY FUNDING CORP.,
                                     an Oklahoma corporation

                                     By: _______________________________________
                                         Pamela S. Peck
                                         Vice President and Treasurer


                                                LIQUIDITY AGENT:

                                     CREDIT SUISSE FIRST BOSTON, NEW YORK
                                     BRANCH, a Swiss banking corporation

                                     By: _______________________________________
                                         Name: _________________________________
                                         Title: ________________________________

                                     By: _______________________________________
                                         Name: _________________________________
                                         Title: ________________________________


                                     SERIES 1998-1 LETTER OF CREDIT PROVIDER:

                                     CREDIT SUISSE FIRST BOSTON, NEW YORK
                                     BRANCH, a Swiss banking corporation

                                     By: _______________________________________
                                         Name: _________________________________
                                         Title: ________________________________

                                     By: _______________________________________
                                         Name: _________________________________
                                         Title: ________________________________






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LIQUIDITY COMMITMENT:                LIQUIDITY LENDER:


$80,000,000                          CREDIT SUISSE FIRST BOSTON, NEW YORK
                                     BRANCH, a Swiss banking corporation


                                     By: _______________________________________
                                         Name: _________________________________
                                         Title: ________________________________

                                     By: _______________________________________
                                         Name: _________________________________
                                         Title: ________________________________








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LIQUIDITY COMMITMENT:                LIQUIDITY LENDER:


$80,000,000                          THE CHASE MANHATTAN BANK


                                     By: _______________________________________
                                         Name: _________________________________
                                         Title: ________________________________








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LIQUIDITY COMMITMENT:                LIQUIDITY LENDER:


$50,000,000                          ING (U.S.) CAPITAL, LLC


                                     By: _______________________________________
                                         Name: _________________________________
                                         Title: ________________________________










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LIQUIDITY COMMITMENT:                LIQUIDITY LENDER:

$50,000,000                          THE BANK OF NOVA SCOTIA


                                     By: _______________________________________
                                         Name: _________________________________
                                         Title: ________________________________





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LIQUIDITY COMMITMENT:                LIQUIDITY LENDER:


$50,000,000                          ABN AMRO BANK N.V.


                                     By: _______________________________________
                                         Name: _________________________________
                                         Title: ________________________________

                                     By: _______________________________________
                                         Name: _________________________________
                                         Title: ________________________________









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LIQUIDITY COMMITMENT:                LIQUIDITY LENDER:


$40,000,000                          CREDIT INDUSTRIEL ET COMMERCIAL


                                     By: _______________________________________
                                         Name: _________________________________
                                         Title: ________________________________

                                     By: _______________________________________
                                         Name: _________________________________
                                         Title: ________________________________











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LIQUIDITY COMMITMENT:                LIQUIDITY LENDER:


$40,000,000                          DRESDNER BANK AG, NEW YORK AND
                                     GRAND CAYMAN BRANCHES


                                     By: _______________________________________
                                         Name: _________________________________
                                         Title: ________________________________

                                     By: _______________________________________
                                         Name: _________________________________
                                         Title: ________________________________























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LIQUIDITY COMMITMENT:                                LIQUIDITY LENDER:


$25,000,000                                          BNP PARIBAS


                                     By: _______________________________________
                                         Name: _________________________________
                                         Title: ________________________________


                                     By: _______________________________________
                                         Name: _________________________________
                                         Title: ________________________________






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LIQUIDITY COMMITMENT:                LIQUIDITY LENDER:


$25,000,000                          BBL INTERNATIONAL (U.K.) LTD


                                     By: _______________________________________
                                         Name: _________________________________
                                         Title: ________________________________


                                     By: _______________________________________
                                         Name: _________________________________
                                         Title: ________________________________






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LIQUIDITY COMMITMENT:                LIQUIDITY LENDER:


$50,000,000                          BANK OF MONTREAL


                                     By: _______________________________________
                                         Name: _________________________________
                                         Title: ________________________________







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LIQUIDITY COMMITMENT:                LIQUIDITY LENDER:


$50,000,000                          BANK ONE, NA


                                     By: _______________________________________
                                         Name: _________________________________
                                         Title: ________________________________







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LIQUIDITY COMMITMENT:                LIQUIDITY LENDER:


$30,000,000                          BAYERISCHE LANDESBANK GIROZENTRALE,
                                     NEW YORK BRANCH


                                     By: _______________________________________
                                         Name: _________________________________
                                         Title: ________________________________


                                     By: _______________________________________
                                         Name: _________________________________
                                         Title: ________________________________







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LIQUIDITY COMMITMENT:                LIQUIDITY LENDER:


$25,000,000                          COMERICA BANK


                                     By: _______________________________________
                                         Name: _________________________________
                                         Title: ________________________________






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LIQUIDITY COMMITMENT:                LIQUIDITY LENDER:


$60,000,000                          DEUTSCHE BANK AG, NEW YORK A/O
                                     CAYMAN ISLANDS BRANCHES


                                     By: _______________________________________
                                         Name: _________________________________
                                         Title: ________________________________


                                     By: _______________________________________
                                         Name: _________________________________
                                         Title: ________________________________




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LIQUIDITY COMMITMENT:                LIQUIDITY LENDER:


$25,000,000                          WELLS FARGO BANK


                                     By: _______________________________________
                                         Name: _________________________________
                                         Title: ________________________________






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LIQUIDITY COMMITMENT:                LIQUIDITY LENDER:


$10,000,000                          UMB BANK, N.A.


                                     By: _______________________________________
                                         Name: _________________________________
                                         Title: ________________________________





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LIQUIDITY COMMITMENT:                LIQUIDITY LENDER:


$25,000,000                          LANDESBANK HESSEN-THURINGEN
                                                    GIROZENTRALE


                                     By: _______________________________________
                                         Name: _________________________________
                                         Title: ________________________________

                                     By: _______________________________________
                                         Name: _________________________________
                                         Title: ________________________________






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